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                                                                    EXHIBIT 99.2


                        PAXSON COMMUNICATIONS CORPORATION

                          NOTICE OF GUARANTEED DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         As set forth in the Prospectus of Paxson Communications Corporation (the "Company") dated September __, 2001 (the "Prospectus"), in the section entitled "The Exchange Offer - Procedures for Tendering" and in the accompanying Letter of Transmittal (the "Letter of Transmittal") and Instruction 1 thereto, this form or one substantially equivalent hereto must be used to accept the exchange offer referred to in the Prospectus if 10 3/4% Senior Subordinated Notes due 2008 (the "Original Notes") of the Company are not immediately available or time will not permit the holder's Original Notes or other required documents to reach the exchange agent identified in the Prospectus, or time will not permit the holder to complete the procedures of book-entry transfer, prior to the expiration date (as defined in the Prospectus) of the exchange offer. This form may be delivered by hand or sent by overnight courier, facsimile transmission or registered or certified mail to the exchange agent and must be received by the exchange agent prior to 5:00 p.m., New York City time on September __, 2001.

                           TO:  THE BANK OF NEW YORK, AS EXCHANGE AGENT

                           BY REGISTERED OR CERTIFIED MAIL:
                           101 BARCLAY STREET
                           NEW YORK, NEW YORK 10286
                           ATTENTION: REORGANIZATION SECTION, FLOOR 7E

                           BY OVERNIGHT COURIER OR BY HAND:
                           101 BARCLAY STREET
                           CORPORATION TRUST SERVICES WINDOW
                           GROUND FLOOR
                           NEW YORK, NEW YORK 10236
                           ATTENTION: REORGANIZATION SECTION

                           BY FACSIMILE:  (212) 571-3083

                           CONFIRM BY TELEPHONE: (212) 815-6333

             DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS
              SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE NUMBER
               OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE
                                A VALID DELIVERY.


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Ladies and Gentlemen:

         The undersigned hereby tender(s) to Paxson Communications Corporation the principal amount of Original Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:


---------------------------------- ----- ------------------------------- ----- -------------------------------------
                                               PRINCIPAL AMOUNT
      NOTE CERTIFICATE NOS.                  REPRESENTED BY NOTE(S)                 PRINCIPAL AMOUNT TENDERED

---------------------------------- ----- ------------------------------- ----- -------------------------------------
                                         $                                     $
---------------------------------- ----- ------------------------------- ----- -------------------------------------

---------------------------------- ----- ------------------------------- ----- -------------------------------------

---------------------------------- ----- ------------------------------- ----- -------------------------------------

---------------------------------- ----- ------------------------------- ----- -------------------------------------

---------------------------------- ----- ------------------------------- ----- -------------------------------------


The Book-Entry Transfer Facility Account Number (if the Original Notes will be tendered by book-entry transfer)

Account Number                                       Principal Amount Tendered

Name of Record Holder(s)



(Please Print or Type)

Address:

Area Code & Tel. No.

Signature(s)

Dated:                              , 2001

         This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Original Notes exactly as its (their) name(s) appear(s) on such Original Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If Original Notes to which this Notice of Guaranteed Delivery relates are held of record by two or more joint holders, then all such holders must sign this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide evidence satisfactory to the Company of such person's authority to so act, together with the following information:

                      Please print name(s) and address(es)

Name(s):

Capacity:
         ----------------------------------------------------------------------
Address(es):
            -------------------------------------------------------------------



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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States, guarantees (a) that the above-named person(s) "own(s)" the principal amount of 10 3/4% Senior Subordinated Notes due 2008 of Paxson Communications Corporation (the "Original Notes") tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of Original Notes complies with Rule 14e-4, and (c) to deliver to the exchange agent the Original Notes tendered hereby or confirmation of book-entry transfer of such Original Notes into the exchange agent's account at ____________________, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within five
(5) business days after the expiration date of the exchange offer.

Name of Firm                      Authorized Signature

Address                           Title

                                  Name:
                                       ----------------------------------------
Zip Code                                   Please Type or Print





Area Code and Tel. No.            Dated:                    , 2001
                                        --------------------

         NOTE: DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.


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